EXHIBIT 32.1

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Antonio Milici, Chief Executive Officer of GeneThera, Inc. (the Company), do hereby certify to the best of my knowledge and belief that:

1.

The Company’s quarterly report on Form 10-Q/A ending June 30, 2009 (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 21, 2009

By:  /s/ Antonio Milici

Antonio Milici

Chief Executive Officer